UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BMC Software, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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The following letter was distributed to employees of BMC Software, Inc. on June 27, 2012.

Frequently Asked Questions

Voting for the Board of Directors

Have questions or need help voting? Call BMC Software’s proxy solicitor: D.F. King & Co., Inc. 1-800-628-8536 (toll-free in U.S. or Canada) 1-212-269-5550 (call collect from all other countries)

1.	How many mailings and proxy cards will I receive for this year’s annual shareholder meeting?

Due to the proxy contest with Elliott Associates related to BMC’s 2012 annual shareholder meeting, you may receive multiple mailings, shareholder letters and proxy cards from BMC management and from Elliott.

Employees who will receive these mailings include those who have BMC shares as a part of their 401(k) plan, those who have purchased shares through the Employee Stock Purchase Plan (ESPP), and those who hold shares “in street name” through a bank or broker. Holding shares “in street name” means a bank or brokerage firm holds the shares in its name, but shows the individual shareholder as the beneficial holder on its records.

2.	How do I distinguish mailings from BMC Software and mailings from Elliott?

Mailings from BMC Software will be branded with the BMC logo and will be signed by CEO Bob Beauchamp and/or other directors or officers of BMC Software.

3.	How do I tell which proxy card / voting form is from BMC management?

For hard copy materials, BMC is using a WHITE proxy card and WHITE voting instruction form. BMC shareholders will receive one or more WHITE proxy cards or WHITE voting instruction forms from BMC.

For electronic communications, look for the BMC logo and messages from CEO Bob Beauchamp and/or other directors or officers. There are links to the various BMC voting sites at the end of this document.

BMC’s Board of Directors recommends you vote on the WHITE proxy card or voting instruction form and discard any green proxy card or voting instruction form sent to you by Elliott Associates.

4.	How do I support the BMC Software Board of Directors?

You can support the Board of Directors of BMC Software by voting for the Board’s highly qualified director nominees. Shareholders can vote for the Board’s nominees by using the WHITE proxy card or WHITE voting instruction form and following the directions for voting via phone, Internet or mail, and discarding any green proxy card or voting instruction form sent to you by Elliott Associates.

5.	Who is entitled to vote?

Only people or institutions who own settled shares on June 4, 2012, (the “record date”) have voting rights. Employees who own vested shares earned through restricted stock units (RSUs) as of the record date are eligible to vote those shares.

More Information	Have questions or need help voting? Call BMC Software’s proxy solicitor: D.F. King & Co., Inc. 1-800-628-8536 (toll-free in U.S. or Canada) 1-212-269-5550 (call collect from all other countries)

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Frequently Asked Questions

Employees who have unvested RSUs and unvested stock options do not have voting rights for these. Employees who participate in the Employee Stock Purchase Plan (ESPP) only have voting rights for purchased shares (does not include payroll deductions from the current period, which began in January 2012).

6.	What if I have not received my proxy card or voting instruction form?

If you owned settled shares on June 4, 2012, you were originally entitled to receive proxy materials by mail or electronically based on your mailing preferences. However, many custodians discontinue use of electronic notification in proxy contest situations and instead send paper mailings to all shareholders, regardless of the shareholder’s mailing preferences. If you did not receive your proxy or voting form, please contact one of the following for further assistance based on your type of ownership:

Registered Holders

Call D.F. King & Co., Inc., BMC Software’s proxy solicitor, for assistance or to request a duplicate set of BMC’s proxy materials, including a WHITE proxy card, at 1-800-628-8536 (toll free in U.S. and Canada) or 1-212-269-5550 (call collect in all other countries).

Shareholders “In Street Name”

Call the person responsible for your account at your bank or brokerage to request a duplicate set of BMC’s proxy materials, including the WHITE voting instruction form.

401(k) Owners (U.S. employees only)

Call Fidelity at 1-617-645-9215 to request a duplicate set of BMC’s proxy materials, including a WHITE voting instruction form.

7.	How many times must I vote?

You only need to vote once on the WHITE proxy card or voting instruction form for each account that you maintain. If you hold shares in multiple accounts or by multiple forms of ownership (e.g. registered in your own name, street-name, ESPP or 401(k)), you need to ensure you vote once for each such account or form of ownership you maintain.

Only the last vote you cast for each account will be counted. If you have already voted and want to change your vote, you can submit a new vote on the WHITE card using any method (Internet, phone, fax, mail).

If you voted the green proxy by mistake, you have every right to change your vote by casting a new vote on the WHITE proxy card / voting form by Internet, phone, fax or mail.

8.	Who can I call to ask questions about shares held in employee plans or for assistance with voting procedures?

Any shareholder or employee needing assistance with voting procedures may call D.F. King at 1-800-628-8536 (toll-free in U.S. and Canada) or 1-212-269-5550 (call collect from all other countries).

9.	If voting electronically, how do I ensure I vote the right color card?

Please review proxy solicitation materials (hard copy or electronic) to ensure they are from BMC. The BMC logo and CEO Bob Beauchamp’s signature on letters and emails will provide a good method to know you have management’s material in hand to begin the voting process. There are links to the various BMC voting sites at the end of this document.

More Information	Have questions or need help voting? Call BMC Software’s proxy solicitor: D.F. King & Co., Inc. 1-800-628-8536 (toll-free in U.S. or Canada) 1-212-269-5550 (call collect from all other countries)
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Frequently Asked Questions

10.	If I vote multiple times for the same account, how does my vote get tabulated?

Only the latest-dated vote submitted by Internet, phone, fax or mail will be counted in the final results for each account you maintain.

11.	If I own shares in the 401(k) plan (U.S. employees only), how will I receive proxy materials?

If you hold shares in the 401(k) plan, you should have received a mailing or email from Fidelity with a WHITE voting instruction form from BMC. It has instructions for how to submit your vote to Fidelity. The voting cutoff date for plan voting is 2 business days prior to the meeting date. The meeting is on July 25, 2012, which means the cutoff date for shares held in the 401(k) is July 23, 2012.

12.	If I own shares as a result of shares purchased through the ESPP plan, or through a vesting of a restricted stock unit grant, how will I receive proxy materials?

If you hold such shares, you should receive from Fidelity a mailing with a WHITE voting instruction form or an email. It will have instructions on the various ways to submit your vote to Fidelity. The shares held in your Fidelity account could be combined with other non-plan holdings you have in BMC. Please vote all of your shares. The mailing for any such shares will be separate from any mailing sent to you regarding the 401(k) plan and any shares held in your own name. Please be sure to cast a vote for each account you maintain in different company plans.

13.	If I have already voted, and wish to change my vote, what do I do?

If you have already voted and wish to change your vote, please submit a new vote by telephone, Internet or mail following the instructions on the WHITE proxy card / voting instruction form. Only the last vote you cast for each account will be counted. If you have voted a green proxy card and want to change your vote, please submit a WHITE proxy card. It must be dated later than the vote you want to cancel. You can also cast a new vote online or via phone, fax or mail by following the instructions on the WHITE proxy card or voting instruction form. Only your latest-dated vote will be counted.

Specifics on Voting Based on Types of Ownership

The following are brief instructions for voting BMC’s WHITE proxy card or voting instruction form for BMC’s 2012 annual shareholder meeting for:

1.	Street-name / ESPP plan holders

2.	Registered holders

3.	401(k) plan participants (U.S. employees only)

For assistance determining which category applies to your shares (if such information is unknown), you should call D.F. King at 1-800-628-8536 (toll free in the U.S. and Canada) or 1-212-269-5550 (call collect in all other jurisdictions).

1. Street-Name Holder (shares are held at a brokerage firm) / ESPP Holder

Once you have your WHITE voting instruction form containing your 12-digit control number for each account held, you may vote by any of the following methods:

•	Internet – Go to http://www.proxyvote.com and follow the instructions provided

More Information	Have questions or need help voting? Call BMC Software’s proxy solicitor: D.F. King & Co., Inc. 1-800-628-8536 (toll-free in U.S. or Canada) 1-212-269-5550 (call collect from all other countries)
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Frequently Asked Questions

•	Telephone – Call 1-800-690-6903 and follow the recorded instructions

•	Mail – Check the appropriate boxes on the WHITE voting instruction form, sign, date and return the voting instruction form in the enclosed envelope

•	Fax – Check the appropriate boxes on the WHITE voting instruction form, sign, date and fax the voting instruction form to 1-212-709-3305

2. Registered Shareholder

Once you have your WHITE proxy card and 9-digit control number for each account held, you may vote by any of the following methods:

•	Internet – Go to http://www.firstcoastresults.com/bmc.html and follow the instructions provided

•	Telephone – Call 1-800-303-7885 and follow the recorded instructions

•	Mail – Check the appropriate boxes on the WHITE card, sign, date and return the proxy card in the enclosed envelope

•	Fax – Check the appropriate boxes, sign, date and fax the proxy card to 1-212-709-3305

3. 401(k) Plan Participants

Once you have your WHITE voting instruction form and corresponding 14-digit control number, you may vote by any of the following methods:

•	Internet – Go to http://www.401kproxy.com and follow the instructions provided

•	Telephone – Call 1-800-597-7657 and follow the recorded instructions

•	Mail – Check the appropriate boxes, sign, date and return the voting instruction form in the enclosed envelope

•	Fax – Check the appropriate boxes, sign, date and fax the instruction card to 1-212-709-3305

FORWARD LOOKING STATEMENTS

This document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are identified by the use of the words “believe,” “expect,” “anticipate,” “estimate,” “will,” “contemplate,” “would” and similar expressions that contemplate future events. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Numerous important factors, risks and uncertainties, including, but not limited to, those contained in our documents and reports filed with the Securities and Exchange Commission (SEC), affect our operating results and could cause our actual results, levels of activity, performance or achievement to differ materially from the results expressed or implied by these or any other forward-looking statements made by us or on our behalf. There can be no assurance that future results will meet expectations. You should carefully review the cautionary statements described in the documents and reports we file from time to time with the SEC, specifically our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Information contained on our website is not part of this document.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this document, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

CERTAIN INFORMATION REGARDING PARTICIPANTS

BMC Software, Inc. (“BMC”), its directors and certain of its executive officers are deemed participants in the solicitation of proxies from BMC stockholders in connection with the matters to be considered at BMC’s 2012 Annual Meeting. In connection with the solicitation of proxies, BMC has filed a definitive proxy statement and other relevant documents concerning the proposals to be presented at BMC’s 2012 Annual Meeting with the U.S. Securities and Exchange Commission (the “SEC”). In connection with the 2012 Annual Meeting, BMC has mailed the definitive proxy statement to stockholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ BMC’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of

More Information	Have questions or need help voting? Call BMC Software’s proxy solicitor: D.F. King & Co., Inc. 1-800-628-8536 (toll-free in U.S. or Canada) 1-212-269-5550 (call collect from all other countries)
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Frequently Asked Questions

participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement BMC filed with the SEC on June 5, 2012. Additional information can also be found in BMC’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 10, 2012. To the extent holdings of BMC securities have changed since the amounts printed in the definitive proxy statement for the 2012 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by BMC with the SEC for no charge at the SEC’s website at http://www.sec.gov. Copies will also be available at no charge at the Investors section of our corporate website at http://investors.bmc.com.

More Information	Have questions or need help voting? Call BMC Software’s proxy solicitor: D.F. King & Co., Inc. 1-800-628-8536 (toll-free in U.S. or Canada) 1-212-269-5550 (call collect from all other countries)
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